Exhibit 4.1

SUPPLEMENTAL INDENTURE

TO INDENTURE DATED OCTOBER 30, 2012

THIS SUPPLEMENTAL INDENTURE dated as of August 15, 2019, among LAMAR MEDIA CORP., a Delaware corporation (the “Company”), the undersigned Guarantors party hereto, ASHBY STREET OUTDOOR HOLDINGS LLC, a Delaware limited liability company; ASHBY STREET OUTDOOR CC, LLC, a Delaware limited liability company; ASHBY STREET OUTDOOR LLC, a Delaware limited liability company; LAMAR-FAIRWAY BLOCKER 1, LLC, a Delaware limited liability company (formerly known as LAMAR-Fairway Blocker 1, Inc.); LAMAR-FAIRWAY BLOCKER 2, LLC, a Delaware limited liability company (formerly known as LAMAR-Fairway Blocker 2, Inc.); MAGIC MEDIA/LAMAR, LLC, a Delaware limited liability company (formerly known as Magic Media, Inc.); and DOUGLAS OUTDOOR ADVERTISING OF GA., LLC, a Georgia limited liability company (formerly known as Douglas Outdoor Advertising of GA., Inc.) (collectively, the “New Guarantors”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,  as Trustee (the “Trustee”).

WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an Indenture, dated as of October 30, 2012 (the “Indenture”), providing for the issuance of 5.00% Senior Subordinated Notes due 2023 (the “Notes”);

WHEREAS, New Guarantors desire to provide a guarantee (the “Guarantee”) of the obligations of the Company under the Notes and the Indenture, in accordance with Article 10 of the Indenture;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, the Trustee, the Guarantors and the New Guarantors are authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, all conditions precedent provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.Definitions.  All terms used herein without definition have the meanings ascribed to them in the Indenture.

2.Guarantee.  New Guarantors hereby agree to provide a full and unconditional guarantee on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 10 thereof, in the form and substance of Exhibit B to the Indenture.

3.Effectiveness of Supplemental Indenture.  This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors, the New Guarantors and the Trustee.

4.Indenture Remains in Full Force and Effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Notes, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

5.Headings.  The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

6.Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7.Governing Law.  This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

8.Trustee Disclaimer.  The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals hereof.

(The remainder of this page is intentionally left blank.)

2

IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

NEW GUARANTORS:

LAMAR-FAIRWAY BLOCKER 1, LLC

LAMAR-FAIRWAY BLOCKER 2, LLC

MAGIC MEDIA/LAMAR, LLC

DOUGLAS OUTDOOR ADVERTISING OF GA., LLC

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

ASHBY STREET OUTDOOR HOLDINGS LLC

By: Lamar Media Corp., its sole member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

ASHBY STREET OUTDOOR CC, LLC

ASHBY STREET OUTDOOR LLC

By: Ashby Street Outdoor Holdings LLC, its sole member

By: Lamar Media Corp., its sole member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

COMPANY:

LAMAR MEDIA CORP.

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

GUARANTORS:

COLORADO LOGOS, INC.

KANSAS LOGOS, INC.

LAMAR AIRPORT ADVERTISING COMPANY

LAMAR ADVERTISING OF MICHIGAN, INC.

LAMAR ADVERTISING OF YOUNGSTOWN, INC.

LAMAR ADVERTISING SOUTHWEST, INC.

LAMAR ELECTRICAL, INC.

LAMAR OCI SOUTH CORPORATION

LAMAR OHIO OUTDOOR HOLDING CORP.

LAMAR PENSACOLA TRANSIT, INC.

MICHIGAN LOGOS, INC.

MINNESOTA LOGOS, INC.

NEBRASKA LOGOS, INC.

NEVADA LOGOS, INC.

NEW MEXICO LOGOS, INC.

OHIO LOGOS, INC.

SOUTH CAROLINA LOGOS, INC.

TENNESSEE LOGOS, INC.

TLC PROPERTIES, INC.

UTAH LOGOS, INC.

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

ARIZONA LOGOS, L.L.C.

DELAWARE LOGOS, L.L.C.

GEORGIA LOGOS, L.L.C.

KENTUCKY LOGOS, LLC

LOUISIANA INTERSTATE LOGOS, L.L.C.

MAINE LOGOS, L.L.C.

MISSISSIPPI LOGOS, L.L.C.

MISSOURI LOGOS, LLC

MONTANA LOGOS, LLC

NEW HAMPSHIRE LOGOS, L.L.C.

NEW JERSEY LOGOS, L.L.C.

OKLAHOMA LOGOS, L.L.C.

VIRGINIA LOGOS, LLC

WASHINGTON LOGOS, L.L.C.

WISCONSIN LOGOS, LLC

By:Interstate Logos, L.L.C., its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

INTERSTATE LOGOS TRS, LLC

By:Lamar TRS Holdings, its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

INTERSTATE LOGOS, L.L.C.

LAMAR CENTRAL OUTDOOR, LLC

THE LAMAR COMPANY, L.L.C.

LAMAR TRS HOLDINGS, LLC

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

LAMAR ADVERTISING OF COLORADO SPRINGS,

L.L.C.

LAMAR ADVERTISING OF LOUISIANA, L.L.C.

LAMAR ADVERTISING OF SOUTH DAKOTA,

L.L.C.

LAMAR AIR, L.L.C.

LAMAR FLORIDA, L.L.C.

LAMAR OCI NORTH, L.L.C.

LAMAR TENNESSEE, L.L.C.

By:The Lamar Company, L.L.C., its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

LAMAR TEXAS LIMITED PARTNERSHIP

By:The Lamar Company, L.L.C., its General Partner

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

TLC FARMS, L.L.C.

TLC PROPERTIES, L.L.C.

By:TLC Properties, Inc., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC

LAMAR ADVANTAGE LP COMPANY, LLC

TRIUMPH OUTDOOR HOLDINGS, LLC

By:Lamar Central Outdoor, LLC, its Managing

Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:Lamar Advantage GP Company, LLC, its General

Partner

By:Lamar Central Outdoor, LLC, its Managing

Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

LAMAR INVESTMENTS, LLC

LAMAR SERVICE COMPANY, LLC

LAMAR TRANSIT, LLC

By:Lamar TRS Holdings, LLC, its Managing

Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

FLORIDA LOGOS, LLC

By:Interstate Logos TRS, LLC, its Managing Member

By:Lamar TRS Holdings, LLC, its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.

OUTDOOR PROMOTIONS WEST, LLC

TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:Lamar Transit, LLC, its Managing Member

By:Lamar TRS Holdings, LLC, its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

TLC PROPERTIES II, LLC

By:Lamar Investments, LLC, its Managing Member

By:Lamar TRS Holdings, LLC, its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

LAMAR ADVERTISING OF PENN, LLC

By:The Lamar Company, L.L.C., its Class A Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

By:Lamar Transit, LLC, its Class B Member

By:Lamar TRS Holdings, LLC, its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

LAMAR OBIE COMPANY, LLC

By:Lamar Media Corp., its Class A Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

By:Lamar Transit, LLC, its Class B Member

By:Lamar TRS Holdings, LLC, its Managing Member

By:Lamar Media Corp., its Managing Member

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

FMG OUTDOOR HOLDINGS, LLC

FAIRWAY MEDIA GROUP, LLC

FAIRWAY OUTDOOR ADVERTISING, LLC

FAIRWAY OUTDOOR FUNDING HOLDINGS, LLC

FAIRWAY OUTDOOR FUNDING, LLC

MCC OUTDOOR, LLC

MAGIC MEDIA REAL ESTATE, LLC

FMO REAL ESTATE, LLC

OLYMPUS MEDIA/INDIANA, LLC

FAIRWAY CCO INDIANA, LLC

[Signature Page to Supplemental Indenture]

By:/s/ Keith A. Istre ____________________
Name:Keith A. Istre
Title:Executive Vice President and

Chief Financial Officer

[Signature Page to Supplemental Indenture]

TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:/s/ Lawrence M Kusch_________ Name:Lawrence M Kusch_____ ____ Title: Vice President_______________

[Signature Page to Supplemental Indenture]